UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2018

VECTREN CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation (An Indiana Corporation) One Vectren Square, Evansville, Indiana 47708 (812) 491-4000	35-2086905

1-16739	Vectren Utility Holdings, Inc. (An Indiana Corporation) One Vectren Square, Evansville, Indiana 47708 (812) 491-4000	35-2104850

Former name or address, if changed since last report:

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

SUPPLEMENT TO THE PROXY STATEMENT

On July 16, 2018, Vectren Corporation (the “Company”) filed a definitive proxy statement with the U.S. Securities and Exchange Commission in connection with the Agreement and Plan of Merger, dated April 21, 2018, by and among the Company, CenterPoint Energy, Inc., a Texas corporation (“Parent”) and Pacer Merger Sub, Inc., an Indiana corporation and wholly owned subsidiary of Parent, which will be first mailed to the Company’s shareholders on or about July 17, 2018 (the “Proxy Statement”). The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement, in order to update the disclosures for certain information that was inadvertently provided as of June 13, 2018 instead of July 9, 2018, and should be read in conjunction with the Proxy Statement, which in turn should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

1.	The section of the Proxy Statement entitled “Additional Interests of Company’s Directors and Executive Officers in the Merger” that begins on 49 of the Proxy Statement is hereby supplemented as follows: replace the second full paragraph on page 51 with the following paragraph:

Each NEO is eligible to participate in our deferred compensation plans. The active plan allows an NEO to receive restoration contributions to restore benefits with respect to our 401(k) plan that are limited by the Code. At present, an NEO may defer base salaries, annual incentives, and long-term incentives upon lapse of restrictions into the active deferred compensation plan. Each participant may elect to receive deferred compensation at a pre-selected date or, under the active plan, upon a change in control, and in any event, the participant will receive that participant’s deferred compensation on retirement (in a lump sum or, if properly elected, in annual installments over five, ten, or 15 years), on non-retirement termination (in a lump sum or, if properly elected, in installments over five years), on disability (in a lump sum), and on death (in a lump sum). Under the frozen plan, participants may choose between different payment methods (i.e. lump sum or installments) following a retirement at any time following a change in control. Finally, most distributions from the active plan payable due to the participant’s separation from service will be delayed six months, as required by Section 409A of the Code. Under the active plan each executive officer and certain nonemployee directors elected to have their deferred compensation payable in a lump sum upon a change in control. All distributions from these plans are paid in cash. The Company also maintains an unfunded supplemental executive retirement plan in which Messrs. Chapman and Christian are the only active participants. Pursuant to the merger agreement, immediately prior to, or as of, the merger, we will fund the trusts underlying these plans and an independent third party will be appointed to administer the trusts. Nonemployee directors are also eligible to participate in the nonqualified deferred compensation plans. The estimated value of the account balances of the Company’s nonemployee directors under the active plan that will be accelerated and paid upon a change in control is $7,344,519 in the aggregate. Additionally, a nonemployee director has elected to receive the value of his or her account balance under the frozen plan in a lump sum upon a termination at any time following a change in control and the value of such account balance is $1,448,771.

2.	The section of the Proxy Statement entitled “Additional Interests of Company’s Directors and Executive Officers in the Merger—Potential Change in Control Payments to Named Executive Officers” that begins on page 51 of the Proxy Statement is hereby supplemented as follows: replace the table and related footnotes on page 52 with the following:

Name	Cash (Double Trigger) (1)	Cash (Single Trigger) (2)	Equity (3)	Perquisites / Benefits (4)	Subtotal	Non-qualified Deferred Compensation (5)	Total	CIC Reduction (6)
Carl L. Chapman	$6,331,500	$575,466	$10,890,705	$33,016	$17,830,687	$13,965,324	$31,796,011	$2,579,425
M. Susan Hardwick	$1,416,301	$145,216	$2,396,956	$11,156	$3,969,629	$1,547,995	$5,517,624	$768,485
Eric J. Schach	$1,928,925	$206,726	$3,349,641	$30,343	$5,515,635	$834,379	$6,350,014	N/A
Ronald E. Christian	$1,599,071	$163,956	$2,475,168	$19,682	$4,257,877	$765,399	$5,023,276	N/A

(1)	These double-trigger cash payments represent payments for severance under the applicable change in control agreement. Under the change in control agreements, if, during the period beginning on the change in control and continuing for two years thereafter, the NEO’s employment is terminated by us (or our successor) other than for cause, death or disability, or the NEO resigns employment for good reason, then we (or our successor) will make a termination payment to the NEO based upon a multiple of base salary plus target annual incentive, which multiple is three for Mr. Chapman and two for all other NEOs.
(2)	This single trigger cash payment represents the payment for the pro-rated bonus for the fiscal year of the merger for the efforts made for the portion of such year through the closing pursuant to the merger agreement.
(3)	This single trigger payment represents the value of all unvested stock units and performance units (at target) that will vest and convert into a right to receive $72.00, in each case, as of the effective time pursuant to the merger agreement. As described under “The Merger Agreement—Treatment of Company Equity Awards”, pursuant to the merger agreement, the performance units will vest at the greater of target or actual results; accordingly, the value of these payments could be greater than the amount reflected in the table.
(4)	This double trigger amount represents the value of the continuation of medical, prescription, dental, and other welfare benefit plans for three years for Mr. Chapman and two years for all other NEOs pursuant to the change in control agreements.
(5)	For each NEO other than Mr. Chapman, this amount represents a single trigger payment for the total value of the NEO’s nonqualified deferred compensation plan accounts under the active plan, which represent previously earned compensation that such NEO elected to have accelerated and paid upon a change in control, which will be paid upon the effective time of the merger. For Mr. Chapman this amount represents a single trigger payment of $11,145,878 for the total value of his nonqualified deferred compensation plan accounts under the active plan that is payable in a lump sum upon the effective time of the merger and a double trigger payment of $2,819,446 for the total value of his nonqualified deferred compensation plan accounts under the frozen plan that is payable in a lump sum upon a termination at any time following a change in control and in each case such amounts represent previously earned compensation of Mr. Chapman. The NEOs other than Mr. Chapman also have accounts under the frozen nonqualified deferred compensation plan which will not be accelerated due to the merger (either on a single or double trigger basis) and are not included in these amounts.
(6)	As described under “Additional Interests of the Company’s Directors and Executive Officers in the Merger —Change in Control Agreements”, pursuant to the change in control agreements, the total payment following a change in control will be reduced to a level below the Section 280G safe harbor amount if the NEO would receive a higher after-tax benefit than if the executive were to pay the applicable excise tax on the full payment amount. Under the assumptions above, Mr. Chapman and Ms. Hardwick exceed the 280G safe harbor amount and as a result their payments would be reduced below the safe harbor amount. The payments to Mr. Schach also exceed the Section 280G safe harbor amount, but Mr. Schach has a higher after-tax benefit by receiving the full payments and paying the applicable excise tax than reducing his payments. Under the above assumptions, it is estimated that Mr. Schach will owe an excise tax of $845,989 and the Company will be denied a tax deduction with respect to such excess parachute payments in an amount equal to $4,229,945. The payments to Mr. Christian do not exceed his Section 280G safe harbor amount; accordingly, the payments are not subject to the modified Section 280G cutback provision.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

The statements contained in this Current Report on Form 8-K contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this Current Report are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Report, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to: (1) the Parent’s proposed acquisition of the Company, (2) shareholder and regulatory approvals, (3) the completion of the proposed transactions, (4) benefits of the proposed transactions, (5) integration plans and expected synergies, (6) the expected timing of completion of the transaction, and (7) anticipated future financial measures and operating performance and results, including estimates for growth and other matters affecting future operations.

Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the risk that the Company may be unable to obtain shareholder approval for the proposed transactions, (2) the risk that the Company or Parent may be unable to obtain governmental and regulatory approvals required for the proposed transactions, or that required governmental and regulatory approvals or agreements with other parties interested therein may delay the proposed transactions or may be subject to or impose adverse conditions or costs, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transactions or could otherwise cause the failure of the proposed transactions to close, (4) the risk that a condition to the closing of the proposed transactions or Parent’s committed financing may not be satisfied, (5) the failure to obtain, or to obtain on favorable terms, any equity, debt or other financing necessary to complete or permanently finance the proposed transactions and the costs of such financing, (6) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed transactions, (7) the receipt of an unsolicited offer from another party to acquire assets or capital stock of the Company that could interfere with the proposed transactions, (8) the timing to consummate the proposed transactions, (9) the costs incurred to consummate the proposed transactions, (10) the possibility that the expected cost savings, synergies or other value creation from the proposed transactions will not be realized, or will not be realized within the expected time period, (11) the risk that the companies may not realize fair values from properties that may be required to be sold in connection with the Merger, (12) the credit ratings of the companies following the proposed transactions, (13) disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees, regulators or suppliers, (14) the diversion of management time and attention on the proposed transactions, (15) future economic conditions in regional, national and international markets and their effects on sales, prices and costs, (16) prices and availability of electricity in regional and national wholesale markets, (17) market perception of the energy industry, the Company and Parent, (18) changes in business strategy, operations or development plans, (19) the outcome of contract negotiations for goods and services; effects of current or proposed state and federal legislative and regulatory actions or developments, including deregulation, re-regulation and restructuring of the natural gas and electric utility industries, (20) decisions of regulators regarding rates the can be charged for natural gas and electricity, (21) adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality, (22) financial market conditions and performance including changes in interest rates and credit spreads and in availability and cost of capital, derivatives and hedges, (23) impairments of long-lived assets or goodwill, (24) credit ratings, (25) inflation rates, (26) effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments, (27) impact of terrorist acts, including cyber terrorism, (28) ability to carry out marketing and sales plans, (29) weather conditions including weather-related damage and their effects on sales, prices and costs, (30) cost, availability, quality and deliverability of fuel, (31) the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results, (32) the ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages, (33) delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects, (34) the ability to successfully manage generation assets, (35) the inherent risks associated with the ownership and operation of coal and gas-fired generation assets including, environmental, health, safety, regulatory and financial risks, (36) workforce risks, including increased costs of retirement, health care and other benefits; and (37) other risks and uncertainties.

The foregoing list of factors is not all-inclusive because it is not possible to predict all factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s or Parent’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Additional risks and uncertainties will be discussed in other materials that the Company and Parent have filed or will file with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transactions. Other risk factors are detailed from time to time in the Company’s and Parent’s annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, but any specific factors that may be provided should not be construed as exhaustive. Each forward-looking statement speaks only as of the date of the particular statement. While we believe these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. Further, we undertake no obligation to update or revise any of our forward-looking statements whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transactions, the Company filed a definitive proxy statement with the SEC on July 16, 2018, which will be mailed or otherwise provided to its shareholders. WE URGE INVESTORS TO READ THE PROXY STATEMENT, AS SUPPLEMENTED BY THIS CURRENT REPORT ON FORM 8-K, AND OTHER MATERIALS FILED WITH THE SEC CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors are able to obtain free copies of the proxy statement and other documents filed by Vectren with the SEC at http://www.sec.gov, the SEC’s website, or from Vectren’s website (http://www.vectren.com) under the tab, “Investors” and then under the heading “SEC Filings.” Security holders may also read and copy any reports, statements and other information filed by Vectren with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

PARTICIPANTS IN THE SOLICITATION

The Company, Parent and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transaction. Information regarding the directors and executive officers of the Company is available in its annual report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on February 21, 2018 and its definitive proxy statement for its 2018 annual meeting, filed with the SEC on March 22, 2018, and information regarding the directors and executive officers of Parent is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on March 15, 2018. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, is set forth in the proxy statement and other materials filed with the SEC in connection with the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION

July 16, 2018

	By:	/s/ M. Susan Hardwick
M. Susan Hardwick
Executive Vice President and Chief Financial Officer